                                                                 Exhibit 99.4

                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

PNC Bank Corp. ("Corporation") has entered into a definitive agreement to merge Midlantic Corporation ("Midlantic") with and into a wholly-owned subsidiary of the Corporation. The transaction is expected to close by the year-end 1995, pending shareholder and regulatory approvals.

The pro forma financial information on the following pages is unaudited and presents (i) the historical consolidated balance sheets of the Corporation and Midlantic at March 31, 1995, and (ii) the historical consolidated statements of income of the Corporation and Midlantic for the three months ended March 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1994, assuming the companies had been combined for each period presented on a pooling of interests accounting basis. Certain financial statement reclassifications have been made for purposes of presenting the pro forma consolidated financial information. Intercompany transactions between the Corporation and Midlantic were not material.


The pro forma financial information includes only those actions to be completed on or prior to the closing date and excludes (i) balance sheet changes, if any, that may occur after the closing date; (ii) expenses and nonrecurring charges related to the merger; and (iii) the estimated effect of revenue enhancements and expense savings to be initiated as part of the consolidation of the operations of the Corporation and Midlantic.

The pro forma consolidated financial information is intended for informational purposes and may not be indicative of the financial position or results of operations that actually would have occurred, or will be attained in the future, had the merger been completed on the dates indicated. The pro forma consolidated financial information should be read in conjunction with the 1994 Annual Reports on Form 10-K and the Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 1995 of the Corporation and Midlantic.

PNC BANK CORP.
Pro Forma Consolidated Balance Sheet (Unaudited)
March 31, 1995

                                                                   PNC          MIDLANTIC       PRO FORMA
                 In millions                                    BANK CORP.     CORPORATION     ADJUSTMENTS         PRO FORMA
                 ___________________________________________________________________________________________________________

                 ASSETS
                 Cash and due from banks                         $   2,699      $    791        $ 17                $  3,507
                 Short-term investments                                533           965                               1,498
                 Loans held for sale                                   437                                               437
                 Securities available for sale                       3,137           778                               3,915
                 Investment securities                              17,070         2,502                              19,572
                 Loans, net of unearned income                      35,724         8,223                              43,947
                   Allowance for credit losses                        (981)         (337)                             (1,318)
                                                                 -----------------------------------------------------------
                   Net loans                                        34,743         7,886                              42,629
                 Other                                               3,475           712           29                  4,216
                                                                 --------------------------------------------------------------
                   Total assets                                  $  62,094      $ 13,634          $46               $ 75,774
                                                                 ==============================================================
                 LIABILITIES
                 Deposits
                   Noninterest-bearing                           $   6,578      $  2,599                            $  9,177
                   Interest-bearing                                 26,363         8,058                              34,421
                                                                 --------------------------------------------------------------
                   Total deposits                                   32,941        10,657                              43,598
                 Borrowed funds

                   Federal funds purchased                           2,928            60                               2,988
                   Repurchase agreements                             7,059           922                               7,981
                   Commercial paper                                    825                                               825
                   Other                                             2,968            27                               2,995
                                                                   --------------------------------------------------------------
                   Total borrowed funds                             13,780         1,009                              14,789
                 Notes and debentures                                9,599           373                               9,972
                 Accrued expenses and other liabilities              1,384           186                               1,570
                                                                   --------------------------------------------------------------
                   Total liabilities                                57,704        12,225                              69,929
                                                                   --------------------------------------------------------------
                 SHAREHOLDERS'  EQUITY
                 Preferred stock                                         1            50                                  51
                 Common stock                                        1,181           158        $  (158)               1,741
                                                                                                    560
                 Capital surplus                                       463           613           (613)                 712
                                                                                                    249
                 Retained earnings                                   3,062           599                               3,661
                 Deferred ESOP benefit expense                         (83)                                              (83)
                 Net unrealized securities losses                      (65)           (3)                                (68)
                 Common stock held in treasury at cost                (169)           (8)             8                 (169)
                                                                 --------------------------------------------------------------
                   Total shareholders'  equity                       4,390         1,409             46                5,845
                                                                 --------------------------------------------------------------
                   Total liabilities and shareholders' equity    $  62,094      $ 13,634            $46             $ 75,774
                 ________________________________________________________________________________________________________________

See accompanying Notes to Pro Forma Consolidated Financial Information.

PNC BANK CORP.
Pro Forma Consolidated Statement of Income (Unaudited)
Three months ended March 31, 1995

                                                                  PNC           MIDLANTIC       PRO FORMA
                 In thousands, except per share data           BANK CORP.      CORPORATION     ADJUSTMENTS           PRO FORMA
                 _____________________________________________________________________________________________________________

                  INTEREST INCOME
                  Loans and fees on loans                       $  707,039     $ 174,500                              $881,539
                  Securities                                       295,423        50,082                               345,505
                  Other                                             21,621        12,612                                34,233
                                                                --------------------------------------------------------------
                   Total interest income                         1,024,083       237,194                             1,261,277
                  INTEREST EXPENSE
                  Deposits                                         292,334        65,387                               357,721
                  Borrowed funds                                   204,121         7,914                               212,035
                  Notes and debentures                             143,654         8,587                               152,241
                                                                --------------------------------------------------------------
                   Total interest expense                          640,109        81,888                               721,997
                                                                --------------------------------------------------------------
                   Net interest income                             383,974       155,306                               539,280
                  Provision for credit losses                                      1,500                                 1,500
                                                                --------------------------------------------------------------
                   Net interest income less provision for
                   credit losses                                   383,974       153,806                               537,780

                  NONINTEREST INCOME
                  Investment management and trust                   79,140        11,228                                90,368
                  Service charges, fees and commissions             91,424        18,845                               110,269
                  Mortgage banking                                  44,650                                              44,650
                  Net securities gains                               1,254                                               1,254
                  Other                                             20,645        18,371                                39,016
                                                                --------------------------------------------------------------
                   Total noninterest income                        237,113        48,444                               285,557

                  NONINTEREST EXPENSE
                  Staff expense                                    201,858        62,423                               264,281
                  Net occupancy and equipment                       68,850        17,884                                86,734
                  Amortization of intangibles                       21,146         2,189                                23,335
                  Federal deposit insurance                         18,376         5,944                                24,320
                  Other                                            127,149        28,412                               155,561
                                                                --------------------------------------------------------------
                   Total noninterest expense                       437,379       116,852                               554,231
                                                                --------------------------------------------------------------
                   Income before income taxes                      183,708        85,398                               269,106
                  Applicable income taxes                           58,057        32,074                                90,131
                                                                --------------------------------------------------------------
                   Net income                                   $  125,651     $  53,324                              $178,975
                 _____________________________________________________________________________________________________________

                 EARNINGS PER COMMON SHARE
                  Primary                                          $ .54         $  .98                              $  .52
                  Fully diluted                                      .54            .97                                 .52

                 AVERAGE COMMON SHARES OUTSTANDING
                   Primary                                         232,589        53,244                               341,739
                   Fully diluted                                   234,463        54,900                               347,008
                 _____________________________________________________________________________________________________________

See accompanying Notes to Pro Forma Consolidated Financial Information.

PNC BANK CORP.
Pro Forma Consolidated Statement of Income (Unaudited)
Three months ended March 31, 1994

                                                                   PNC          MIDLANTIC      PRO FORMA
                 In thousands, except per share data            BANK CORP.     CORPORATION    ADJUSTMENTS       PRO FORMA
                 ________________________________________________________________________________________________________
                  INTEREST INCOME
                  Loans and fees on loans                       $  572,836     $ 162,482                       $  735,318
                  Securities                                       295,808        27,705                          323,513
                  Other                                             26,460        14,761                           41,221
                                                                ---------------------------------------------------------
                   Total interest income                           895,104       204,948                        1,100,052
                  INTEREST EXPENSE
                  Deposits                                         200,004        53,748                          253,752
                  Borrowed funds                                    96,737         5,243                          101,980
                  Notes and debentures                             101,022         8,660                          109,682
                                                                ---------------------------------------------------------
                   Total interest expense                          397,763        67,651                          465,414
                                                                ---------------------------------------------------------
                   Net interest income                             497,341       137,297                          634,638
                  Provision for credit losses                       25,015         8,156                           33,171
                                                                ---------------------------------------------------------
                   Net interest income less provision for
                    credit losses                                  472,326       129,141                          601,467

                  NONINTEREST INCOME
                  Investment management and trust                   72,967         9,782                           82,749
                  Service charges, fees and commissions             87,902        18,946                          106,848
                  Mortgage banking                                  37,892                                         37,892

                  Net securities gains                              30,392         1,263                           31,655
                  Other                                             29,398        17,338                           46,736
                                                                ---------------------------------------------------------
                   Total noninterest income                        258,551        47,329                          305,880

                  NONINTEREST EXPENSE
                  Staff expense                                    206,899        56,214                          263,113
                  Net occupancy and equipment                       65,282        19,160                           84,442
                  Amortization of intangibles                       19,560         1,605                           21,165
                  Federal deposit insurance                         18,176         7,194                           25,370
                  Other                                            116,929        36,676                          153,605
                                                                ---------------------------------------------------------
                   Total noninterest expense                       426,846       120,849                          547,695
                                                                ---------------------------------------------------------
                   Income before income taxes and
                    cumulative effect of change in
                    accounting principle                           304,031        55,621                          359,652
                  Applicable income taxes                           98,342         2,268                          100,610
                                                                ---------------------------------------------------------
                   Income before cumulative effect of
                    change in accounting principle                 205,689        53,353                          259,042
                  Cumulative effect of change in
                   accounting principle                                           (7,528)                          (7,528)
                                                                ---------------------------------------------------------
                   Net income                                   $  205,689     $  45,825                       $  251,514
                 ________________________________________________________________________________________________________

                 EARNINGS PER COMMON SHARE
                   Primary before cumulative effect of
                    change in accounting principle                   $ .87         $ .99                        $  .75
                   Cumulative effect of change in
                    accounting principle                                            (.14)                         (.02)
                                                                --------------------------------------------------------
                   Primary                                          $ .87          $ .85                        $  .73
                                                                --------------------------------------------------------
                   Fully diluted before cumulative effect
                    of change in accounting principle               $ .86          $ .98                        $ .74

                   Cumulative effect of change in
                    accounting principle                                            (.14)                        (.02)
                                                                --------------------------------------------------------
                   Fully diluted                                    $ .86          $ .84                       $  .72
                                                                ---------------------------------------------------------
                 AVERAGE COMMON SHARES OUTSTANDING
                   Primary                                         236,698        52,821                          344,981
                   Fully diluted                                   238,592        54,403                          350,118
                 ________________________________________________________________________________________________________

See accompanying Notes to Pro Forma Consolidated Financial Information.

PNC BANK CORP.
Pro Forma Consolidated Statement of Income (Unaudited)
Year ended December 31, 1994

                                                                  PNC           MIDLANTIC     PRO FORMA
                 In thousands, except per share data           BANK CORP.      CORPORATION   ADJUSTMENTS            PRO FORMA
                 ____________________________________________________________________________________________________________

                  INTEREST INCOME
                  Loans and fees on loans                    $2,479,093        $  676,741                          $3,155,834
                  Securities                                  1,290,998           116,887                           1,407,885
                  Other                                          91,721            69,856                             161,577
                                                             ----------------------------------------------------------------
                   Total interest income                      3,861,812           863,484                           4,725,296

                  INTEREST EXPENSE
                  Deposits                                      935,876           223,366                           1,159,242
                  Borrowed funds                                499,252            21,128                             520,380
                  Notes and debentures                          517,078            34,453                             551,531
                                                             ----------------------------------------------------------------
                   Total interest expense                     1,952,206           278,947                           2,231,153
                                                             ----------------------------------------------------------------
                   Net interest income                        1,909,606           584,537                           2,494,143
                  Provision for credit losses                    60,123            23,335                              83,458
                                                             ----------------------------------------------------------------
                   Net interest income less provision for
                     credit losses                            1,849,483           561,202                           2,410,685
                  NONINTEREST INCOME
                  Investment management and trust               292,052            43,263                             335,315
                  Service charges, fees and commissions         370,146            77,337                             447,483
                  Mortgage banking                              198,548                                               198,548
                  Net securities losses                        (134,919)           (6,663)                           (141,582)
                  Other                                          96,814           100,273                             197,087
                                                             ----------------------------------------------------------------
                   Total noninterest income                     822,641           214,210                           1,036,851

                  NONINTEREST EXPENSE
                  Staff expense                                 835,672           226,676                           1,062,348
                  Net occupancy and equipment                   280,437            67,896                             348,333
                  Amortization of intangibles                    82,237             6,460                              88,697
                  Federal deposit insurance                      73,902            28,407                             102,309
                  Other                                         497,487           141,968                             639,455
                                                             ----------------------------------------------------------------
                   Total noninterest expense                  1,769,735           471,407                           2,241,142
                                                             ----------------------------------------------------------------
                   Income before income taxes and
                    cumulative effect of change in
                    accounting principle                        902,389           304,005                           1,206,394
                  Applicable income taxes                       292,327            24,900                             317,227
                                                             ----------------------------------------------------------------
                   Income before cumulative effect of
                   change in accounting principle               610,062           279,105                             889,167
                  Cumulative effect of change in
                   accounting principle                                            (7,528)                             (7,528)
                                                             ----------------------------------------------------------------
                   Net income                                $  610,062         $ 271,577                           $ 881,639
                  ___________________________________________________________________________________________________________

                  EARNINGS PER COMMON SHARE
                   Primary before cumulative effect of
                     change in accounting principle              $ 2.57           $  5.18                              $ 2.56

                   Cumulative effect of change in
                     accounting principle                                            (.14)                               (.02)
                                                             ----------------------------------------------------------------
                     Primary                                     $ 2.57           $  5.04                              $ 2.54
                                                             ----------------------------------------------------------------
                   Fully diluted before cumulative effect
                     of change in accounting principle           $ 2.56           $  5.11                              $ 2.54

                   Cumulative effect of change in
                     accounting principle                                            (.14)                               (.02)
                                                             ----------------------------------------------------------------
                     Fully diluted                               $ 2.56           $  4.97                              $ 2.52
                                                             ----------------------------------------------------------------
                   AVERAGE COMMON SHARES OUTSTANDING
                     Primary                                    236,610            52,978                             345,215
                     Fully diluted                              238,448            54,522                             350,218
                   __________________________________________________________________________________________________________

See accompanying Notes to Pro Forma Consolidated Financial Information.


PNC BANK CORP.
Pro Forma Consolidated Statement of Income (Unaudited)
Year ended December 31, 1993

                                                                  PNC          MIDLANTIC       PRO FORMA
                 In thousands, except per share data           BANK CORP.     CORPORATION     ADJUSTMENTS            PRO FORMA
                 _____________________________________________________________________________________________________________
                  INTEREST INCOME
                  Loans and fees on loans                       $1,950,937     $ 663,410                            $2,614,347
                  Securities                                     1,203,151        92,048                             1,295,199
                  Other                                             47,032        70,089                               117,121
                                                                --------------------------------------------------------------
                   Total interest income                         3,201,120       825,547                             4,026,667
                  INTEREST EXPENSE
                  Deposits                                         742,772       262,886                             1,005,658
                  Borrowed funds                                   362,995        11,586                               374,581
                  Notes and debentures                             266,320        36,385                               302,705
                                                                --------------------------------------------------------------
                   Total interest expense                        1,372,087       310,857                             1,682,944
                                                                --------------------------------------------------------------
                   Net interest income                           1,829,033       514,690                             2,343,723
                  Provision for credit losses                      203,944       146,305                               350,249
                                                                --------------------------------------------------------------
                   Net interest income less provision for
                    credit losses                                1,625,089       368,385                             1,993,474

                  NONINTEREST INCOME
                  Investment management and trust                  273,849        41,459                               315,308
                  Service charges, fees and commissions            354,297        78,815                               433,112
                  Mortgage banking                                  50,590                                              50,590
                  Net securities gains                             187,694         7,005                               194,699
                  Other                                             78,819        59,174                               137,993
                                                                --------------------------------------------------------------
                   Total noninterest income                        945,249       186,453                             1,131,702
                  NONINTEREST EXPENSE
                  Staff expense                                    685,388       219,332                               904,720
                  Net occupancy and equipment                      229,308        71,503                               300,811
                  Amortization of intangibles                       31,589         6,334                                37,923
                  Federal deposit insurance                         65,488        33,841                                99,329
                  Other                                            441,953       203,475                               645,428
                                                                --------------------------------------------------------------
                   Total noninterest expense                     1,453,726       534,485                             1,988,211
                                                                --------------------------------------------------------------
                   Income before income taxes and
                    cumulative effect of changes in
                    accounting principles                        1,116,612        20,353                             1,136,965
                  Applicable income taxes                          371,349      (111,043)                              260,306
                                                                --------------------------------------------------------------
                   Income before cumulative effect of
                    changes in accounting principles               745,263       131,396                               876,659
                  Cumulative effect of changes in
                   accounting principles                           (19,393)       38,962                                19,569
                                                                --------------------------------------------------------------
                   Net income                                   $  725,870     $ 170,358                            $  896,228
                 _____________________________________________________________________________________________________________

                 EARNINGS PER COMMON SHARE
                   Primary before cumulative effect of
                    changes in accounting principles                $ 3.14        $ 2.51                                $ 2.55
                   Cumulative effect of changes in
                    accounting principles                             (.08)          .76                                   .06
                                                                --------------------------------------------------------------
                     Primary                                        $ 3.06        $ 3.27                                $ 2.61
                                                                --------------------------------------------------------------
                   Fully diluted before cumulative effect
                    of changes in accounting principles             $ 3.13        $ 2.51                                $ 2.53
                   Cumulative effect of changes in
                    accounting principles                             (.09)          .74                                   .06
                                                                --------------------------------------------------------------
                     Fully diluted                                  $ 3.04        $ 3.25                                $ 2.59
                                                                --------------------------------------------------------------
                 AVERAGE COMMON SHARES OUTSTANDING
                   Primary                                         236,386        50,943                               340,820
                   Fully diluted                                   238,421        52,569                               346,187
                 _____________________________________________________________________________________________________________


See accompanying Notes to Pro Forma Consolidated Financial Information.


PNC BANK CORP.
Pro Forma Consolidated Statement of Income (Unaudited)
Year ended December 31, 1992

                                                                  PNC            MIDLANTIC     PRO FORMA
                 In thousands, except per share data           BANK CORP.       CORPORATION   ADJUSTMENTS            PRO FORMA
                 ______________________________________________________________________________________________________________

                  INTEREST INCOME
                  Loans and fees on loans                       $1,964,248     $  844,240                           $2,808,488
                  Securities                                     1,203,643        181,421                            1,385,064
                  Other                                             51,080         36,546                               87,626
                                                                --------------------------------------------------------------
                    Total interest income                        3,218,971      1,062,207                            4,281,178
                  INTEREST EXPENSE
                  Deposits                                       1,063,422        483,154                            1,546,576
                  Borrowed funds                                   352,162         17,341                              369,503
                  Notes and debentures                             146,095         41,517                              187,612
                                                                --------------------------------------------------------------
                    Total interest expense                       1,561,679        542,012                            2,103,691
                                                                --------------------------------------------------------------
                    Net interest income                          1,657,292        520,195                            2,177,487

                  Provision for credit losses                      323,531        170,299                              493,830
                                                                --------------------------------------------------------------
                    Net interest income less provision for
                     credit losses                               1,333,761        349,896                            1,683,657
                  NONINTEREST INCOME
                  Investment management and trust                  260,113         46,776                              306,889
                  Service charges, fees and commissions            330,317         79,478                              409,795
                  Mortgage banking                                  30,476                                              30,476
                  Net securities gains                             193,503         52,753                              246,256
                  Other                                             72,367        111,358                              183,725
                                                                --------------------------------------------------------------
                   Total noninterest income                        886,776        290,365                            1,177,141
                  NONINTEREST EXPENSE
                  Staff expense                                    668,403        257,221                              925,624
                  Net occupancy and equipment                      206,560         87,186                              293,746
                  Amortization of intangibles                       18,294          7,696                               25,990
                  Federal deposit insurance                         65,629         34,090                               99,719
                  Other                                            483,529        244,196                              727,725
                                                                --------------------------------------------------------------
                   Total noninterest expense                     1,442,415        630,389                            2,072,804
                                                                --------------------------------------------------------------
                   Income before income taxes and
                    cumulative effect of change in
                    accounting principle                           778,122          9,872                              787,994
                  Applicable income taxes                          248,682          2,844                              251,526
                                                                --------------------------------------------------------------
                   Income before cumulative effect of
                    change in accounting principle                 529,440          7,028                              536,468
                  Cumulative effect of change in
                    accounting principle                          (102,501)                                           (102,501)
                                                                --------------------------------------------------------------
                   Net income                                   $  426,939     $    7,028                           $  433,967
                 _____________________________________________________________________________________________________________

                 EARNINGS PER COMMON SHARE
                   Primary before cumulative effect of
                    change in accounting principle                  $ 2.36         $  .08                               $ 1.72
                   Cumulative effect of change in
                    accounting principle                              (.46)                                               (.33)
                                                                --------------------------------------------------------------
                     Primary                                        $ 1.90         $  .08                               $ 1.39
                                                                --------------------------------------------------------------
                   Fully diluted before cumulative effect
                    of change in accounting principle               $ 2.34         $  .08                               $ 1.70
                   Cumulative effect of change in
                    accounting principle                              (.45)                                               (.32)
                                                                 -------------------------------------------------------------
                     Fully diluted                                  $ 1.89         $  .08                               $ 1.38
                                                                 -------------------------------------------------------------
                 AVERAGE COMMON SHARES OUTSTANDING
                   Primary                                         224,023         41,569                              309,240
                   Fully diluted                                   227,125         41,954                              316,333
                ______________________________________________________________________________________________________________

See accompanying Notes to Pro Forma Consolidated Financial Information.

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)

1. The pro forma consolidated financial information presented herein is unaudited and has been prepared assuming the merger will be accounted for as a pooling of interests. Accordingly, the related pro forma adjustments included herein reflect an assumed exchange ratio of 2.05 shares of the Corporation's common stock for each share of Midlantic common stock ("Exchange Ratio").

2. During 1995 and 1994, the Corporation completed, or has pending, various other acquisitions which individually and in the aggregate are not "significant subsidiaries" in relation to the Corporation. Accordingly, pro forma financial information with respect to those acquisitions is not included herein.

3. Pro forma earnings per share data has been computed based on the combined historical net income applicable to common shareholders of the Corporation and Midlantic, using the historical weighted average shares outstanding of the Corporation's common stock and the weighted average shares of Midlantic adjusted by the Exchange Ratio. The 1992 pro forma earnings per share data reflects an adjustment to the Midlantic historical net income applicable to common shareholders and fully diluted weighted average common shares ourstanding for the dilutive effect of assuming the conversion of Midlantic debentures and the realted interest expense.

4. The pro forma consolidated financial information does not include any expenses or nonrecurring charges related to the transaction nor the estimated effect of revenue enhancements and expense savings to be initiated as part of the operations of the Corporation and Midlantic.

5. Shareholders' equity has been adjusted to record the assumed exchange of 2.05 shares of the Corporation's common stock for each share of outstanding Midlantic common stock (52,433,679 at March 31, 1995). In addition, the computation assumes that all stock options have been exercised for $17 million in cash and the recognition of a related tax benefit of $29 million. As a result, outstanding Midlantic common stock was eliminated and Midlantic treasury stock was assumed to be retired. Common shares of the Corporation assumed to be issued in exchange for outstanding shares and options of Midlantic totaled 111,554,875. Midlantic's 8.25% convertible debentures, which approximate $75 million for all periods presented, are convertible into Midlantic common stock at a conversion price of $48 per share. For purposes of this pro forma consolidated financial information, conversion of these debentures has not been assumed.